TO THE SHAREHOLDERS

For the six months ended June 30, 2001, Seligman U.S. Government Securities Series posted a total return of 1.93%, based on the net asset value of Class A shares. During the same period, the Fund's peers, as measured by the Lipper General US Government Bond Funds Average, posted a total return of 1.88%, while the US government bond market, as measured by the Lehman Brothers Government Bond Index, posted a total return of 2.27%.

During this six-month period, the US Federal Reserve Board took aggressive steps to spur economic growth. The federal funds rate was cut by 275 basis points over the course of the period -- from 6.50% to 3.75%. These actions included two inter-meeting rate cuts of 50 basis points each -- a sign of the Fed's willingness to meet the economic slowdown with urgency.

In spite of steadily falling short-term interest rates, longer-term yields moved slightly higher during this time, as the bond market continued to suffer from fears that inflation would once again become a problem. The yield of the US Treasury 10-year note climbed from 5.10% to 5.29%, resulting in generally lackluster total returns for US government bonds and for the Fund.

Regardless, the government bond market remained a haven from the highly volatile and disappointing results experienced by many equity investors. During this time, as the stock market continued to falter, the positive total returns provided by the US government bond market once again demonstrated the value of maintaining a well-diversified portfolio.

Looking ahead, we believe the Fed will continue to take whatever steps are necessary to produce a full economic recovery. This will likely include additional rate cuts. As short-term rates move increasingly lower and as data continues to support a low inflationary outlook, we believe that the long end of the bond market will see lower yields as we move into the second half of the year. This would be positive for the government bond market, and the Fund is currently well positioned to take advantage of such a scenario.

Thank you for your continued support of Seligman U.S. Government Securities Series. A discussion with your portfolio manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Trustees,

/s/ William C. Morris
William C. Morris
Chairman

                                /s/ Brian T. Zino
                                  Brian T. Zino
                                President

August 17, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

Q: How did Seligman U.S. Government Securities Series perform during the six months ended June 30, 2001?

A: Seligman U.S. Government Securities Series posted a total return of 1.93%, based on the net asset value of Class A shares. This return was just slightly ahead of the Fund's peers, as measured by the Lipper General US Government Bond Funds Average, which returned 1.88% during the same time. The Fund's performance was slightly behind its benchmark, the Lehman Brothers Government Bond Index, which returned 2.27% for the six-month period. It is important to remember that the Lehman Index is an unmanaged index of government bonds. It does not include the transaction fees or expenses associated with professional investment management, and its return is not dampened by cash holdings, which managed portfolios must maintain.

Q:  What economic and market factors influenced the Fund during the period?

A: During this six-month period, the US Federal Reserve Board cut short-term interest rates from 6.50% to 3.75% in an effort to spur economic growth. In spite of these efforts to lower interest rates, long-term government bond yields moved higher in response to the bond market's fear that inflation remained an issue. The yield on 10-year US Treasury notes increased from 5.10% at the beginning of the period to 5.29% at the end of the period.

    The government bond market was also adversely affected by the shrinking government budget surplus. The government has been buying back large amounts of debt; however, this effort has slowed recently because the economic slowdown has resulted in less revenue to the US Treasury. In addition, the recent tax cut initiated by the Bush administration will result in a reduced surplus over time. Late last year, the government had anticipated a surplus of about $275 billion for 2001. This figure has recently been revised to about $200 billion.

Q:  What was your investment strategy?

A: As the yield curve steepened, we acted to lock in the higher yields that had become available on longer-term bonds. While these moves have not yet benefited the Fund, we believe that over the longer

A TEAM APPROACH

Seligman U.S. Government Securities Series is managed by the Seligman Taxable Fixed-Income Team, headed by Gary S. Zeltzer. Mr. Zeltzer is assisted by seasoned research professionals who identify securities that are backed by the full faith and credit of the US government. The Team seeks to position the Fund so as to minimize the negative effects of any sharp rise in interest rates while maximizing current income.

[PICTURE]

Taxable Fixed-Income Team: (from left) Gary Zeltzer (Portfolio Manager), Christopher Mahoney, Saulin Wu, Greg Siegal

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

    term these actions will allow the Fund to enjoy higher income along with some capital appreciation.

    During the six-month period, we continued to pursue non-Treasury bonds that are backed by the full faith and credit of the US government. These bonds, such as Government National Mortgage Association ("Ginnie Mae") bonds and Title XI bonds (US shipping bonds) offer higher yields than do direct Treasury obligations, while still providing the Fund with the benefit of the full faith and credit of the US government. Going forward, we will continue to pursue these opportunities to increase the Fund's income.

Q:  What is your outlook?

A: We are optimistic regarding the outlook for long-term US government bonds. While the reduced US government surplus is a clear negative, we see many positives on the horizon. The long end of the bond market has not yet responded to the Fed's rate cuts, but we believe it will as it becomes clear that inflation is currently not a threat. In addition, we believe that more rate cuts are on the way, which should place even more downward pressure on long-term bond yields.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended June 30, 2001                                               AVERAGE ANNUAL
                                                     ------------------------------------------------------------------
                                                                                       CLASS B     CLASS C     CLASS D
                                                                                        SINCE       SINCE       SINCE
                                                      ONE       FIVE         TEN      INCEPTION   INCEPTION   INCEPTION
                                     SIX MONTHS*     YEAR       YEARS       YEARS      1/1/97       5/27/99    9/21/93
                                     -----------     ----       -----       -----     ---------   ---------   ---------
Class A**
With Sales Charge                      (2.85)%       4.74%       5.11%       5.82%       n/a         n/a        n/a
Without Sales Charge                    1.93         9.99        6.13        6.33        n/a         n/a        n/a
Class B**
With CDSC+                             (3.54)        4.02         n/a         n/a       4.75%        n/a        n/a
Without CDSC                            1.41         9.02         n/a         n/a       5.12         n/a        n/a
Class C**
With Sales Charge and CDSC             (0.58)        6.72         n/a         n/a        n/a        4.78%       n/a
Without Sales Charge and CDSC           1.41         8.86         n/a         n/a        n/a        5.30        n/a
Class D**
With 1% CDSC                            0.42         7.86         n/a         n/a        n/a         n/a        n/a
Without CDSC                            1.41         8.86        5.29         n/a        n/a         n/a       4.15%
Lehman Brothers Government
   Bond Index++                         2.27        10.33        7.36        7.79       7.13        7.22 0     6.22+++
Lipper General US Government
   Bond Funds Average++                 1.88         9.51        6.46        6.88       6.17        6.03 0     5.34+++

NET ASSET VALUE                                      DIVIDEND AND YIELD INFORMATION
                                                     For the Six Months Ended June 30, 2001

            JUNE 30,     DECEMBER 31,    JUNE 30,
              2001           2000          2000      DIVIDENDS 00   YIELD 000
            --------     ------------    --------    -----------    --------
Class A       $6.86         $6.91         $6.58        $0.1830        4.51%
Class B        6.87          6.93          6.60         0.1579        4.00
Class C        6.86          6.92          6.60         0.1579        3.95
Class D        6.86          6.92          6.60         0.1579        4.00

WEIGHTED AVERAGE MATURITY   15.22 years      WEIGHTED AVERAGE LIFE   8.47 years

------------
 *  Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 +  The CDSC is 5% for periods of one year or less, and 2% since inception.
++ The Lehman Brothers Government Bond Index and the Lipper General US Government Bond Funds Average are unmanaged benchmarks that assume investment of dividends. The Lehman Brothers Government Bond Index and the Lipper General US Government Bond Funds Average exclude the effect of fees and/or sales charges. The monthly performances of the Lipper General US Government Bond Funds Average are used for the Performance Overview. Investors cannot invest directly in an average or an index.
+++ From September 30, 1993.
  0 From May 31, 1999.
 00 Represents per share amount paid or declared for the six months ended June
    30, 2001.
000 Current yield, representing the annualized yield for the 30-day period ended
    June 30, 2001, has been computed in accordance with SEC regulations and will vary.
An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE OVERVIEW

Growth of an Assumed $10,000 Investment

CLASS A SHARES
June 30, 1991 to June 30, 2001

Date                    Class A w/Load
   6/30/91                   9,526
   9/30/91                  10,022
  12/31/91                  10,515
   3/31/92                  10,291
   6/30/92                  10,690
   9/30/92                  11,127
  12/31/92                  11,123
   3/31/93                  11,443
   6/30/93                  11,710
   9/30/93                  11,992
  12/31/93                  11,952
   3/31/94                  11,706
   6/30/94                  11,519
   9/30/94                  11,549
  12/31/94                  11,489
   3/31/95                  11,906
   6/30/95                  12,663
   9/30/95                  12,859
  12/31/95                  13,574
   3/31/96                  13,101
   6/30/96                  13,050
   9/30/96                  13,215
  12/31/96                  13,534
   3/31/97                  13,401
   6/30/97                  13,824
   9/30/97                  14,170
  12/31/97                  14,688
   3/31/98                  14,821
   6/30/98                  15,218
   9/30/98                  15,940
  12/31/98                  15,931
   3/31/99                  15,710
   6/30/99                  15,396
   9/30/99                  15,433
  12/31/99                  15,353
 3/31/2000                  15,732
 6/30/2000                  15,972
 9/30/2000                  16,437
12/31/2000                  17,235
 3/31/2001                  17,623
 6/30/2001                  17,606

CLASS B SHARES
January 1, 1997+ to June 30, 2001

Date                Class B w/Load
    1/1/97              10,000
   3/31/97               9,850
   6/30/97              10,140
   9/30/97              10,374
  12/31/97              10,732
   3/31/98              10,808
   6/30/98              11,092
   9/30/98              11,594
  12/31/98              11,566
   3/31/99              11,369
   6/30/99              11,122
   9/30/99              11,144
  12/31/99              11,049
 3/31/2000              11,302
 6/30/2000              11,462
 9/30/2000              11,773
12/31/2000              12,321
 3/31/2001              12,575
 6/30/2001              12,536

CLASS C SHARES
May 27, 1999+ to June 30, 2001

Date              Class C w/Load
   5/27/99             9,898
   6/30/99             9,804
   9/30/99             9,824
  12/31/99             9,741
 3/31/2000             9,963
 6/30/2000            10,112
 9/30/2000            10,387
12/31/2000            10,855
 3/31/2001            11,095
 6/30/2001            11,044

CLASS D SHARES
September 21, 1993+ to June 30, 2001

Date            Class D w/Load
   9/21/93           10,000
   9/30/93           10,000
  12/31/93            9,935
   3/31/94            9,694
   6/30/94            9,513
   9/30/94            9,526
  12/31/94            9,434
   3/31/95            9,765
   6/30/95           10,349
   9/30/95           10,502
  12/31/95           11,047
   3/31/96           10,642
   6/30/96           10,580
   9/30/96           10,693
  12/31/96           10,945
   3/31/97           10,802
   6/30/97           11,121
   9/30/97           11,376
  12/31/97           11,769
   3/31/98           11,853
   6/30/98           12,164
   9/30/98           12,715
  12/31/98           12,684
   3/31/99           12,468
   6/30/99           12,197
   9/30/99           12,221
  12/31/99           12,118
 3/31/2000           12,395
 6/30/2000           12,580
 9/30/2000           12,921
12/31/2000           13,503
 3/31/2001           13,802
 6/30/2001           13,739

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

-------------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effect of the 2% CDSC.
 + Inception date.

PORTFOLIO OF INVESTMENTS
June 30, 2001


                                          PRINCIPAL
                                           AMOUNT         VALUE
                                          ---------      -------
US FULL FAITH AND
   CREDIT OBLIGATIONS 84.6%
US Treasury Bonds:
   7.875%, due 11/15/2007.....           $3,500,000  $  3,666,390
   8.75%, due 5/15/2020.......            6,000,000     7,930,590
   7.25%, due 8/15/2022.......            6,000,000     6,958,794
   6.25%, due 8/15/2023.......            1,000,000     1,041,114
US Treasury Notes:
   6.5%, due 5/15/2005........            5,000,000     5,288,040
   7%, due 7/15/2006..........            5,000,000     5,426,245
   6.625%, due 5/15/2007......            6,000,000     6,447,894
   6%, due 8/15/2009..........            6,000,000     6,241,470
Financial Assistance Corp.
   8.8%, due 6/10/2005........            4,500,000     5,044,293
Government National Mortgage
   Association ("Ginnie Mae")
   Obligations, Mortgage
   Pass-through Certificates:*
   6%, due 5/15/2013..........            3,697,589     3,667,354
   5.5%, due 1/15/2014........            3,999,322     3,887,342
   7%, due 11/20/2019.........              325,572       325,985
   7%, due 7/16/2026..........            1,335,630     1,345,854
   6.95%, due 2/20/2027.......            3,792,087     3,841,958
   6.5%, due 12/15/2028.......            5,218,975     5,169,995
   6.55%, due 12/15/2028......            1,553,408     1,538,829
   6%, due 12/20/2028.........            4,581,186     4,423,662
   7.15%, due 4/15/2031.......            2,782,635     2,867,901
   6.69%, due 5/15/2034.......            2,280,038     2,278,791
   6.85%, due 6/15/2034.......            1,913,444     1,929,738
   7.1%, due 8/15/2034........            1,977,384     2,026,163
Guaranteed Trade Trust
   7.02%, due 9/1/2004*.......              933,333       968,151
Private Export Funding
   6.67%, due 9/15/2009.......            3,000,000     3,120,837
US Government Gtd. Title XI
   (American Heavy Lift)
   7.18%, due 6/1/2017........            4,500,000     4,754,948
US Government Gtd. Title XI
   (Bay Transportation)
   7.3%, due 6/1/2021.........            2,629,000     2,741,082
US Government Gtd. Title XI
   (Vessel Management):
   6.08%, due 5/20/2024.......              920,000       909,725
   6.75% due 7/15/2025........            1,960,000     1,993,124

                                          PRINCIPAL
                                           AMOUNT         VALUE
                                          ---------      -------
US FULL FAITH AND
   CREDIT OBLIGATIONS (continued)
Veteran Affairs Vendee
   Mortgage Trust
   7.5%, due 12/15/2006*......           $1,750,621  $  1,824,454
                                                     ------------
TOTAL US FULL FAITH AND
   CREDIT OBLIGATIONS
   (Cost $96,683,634).........                         97,660,723
                                                     ------------
AGENCY OBLIGATIONS 10.2%
Federal Home Loan Mortgage
   ("Freddie Mac")
   6.875%, due 9/15/2010......            1,100,000     1,157,457
Federal National Mortgage
   Association ("Fannie Mae"):
   5.25%, due 6/15/2006.......            1,000,000       987,576
   6%, due 11/1/2010*.........            1,807,214     1,811,622
   8.5%, due 9/1/2015*........              430,637       446,284
   6.5%, due 5/1/2018*........              695,407       691,997
   6%, due 9/1/2028*..........            1,856,693     1,794,453
   7%, due 5/1/2029*..........              803,614       807,557
   7%, due 12/1/2029*.........            1,226,167     1,232,183
   7.5%, due 6/1/2030*........              385,990       394,257
Tennessee Valley Authority,
   6.125%, due 7/15/2003......            2,500,000     2,500,128
                                                     ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $11,762,681).........                         11,823,514
                                                     ------------
REPURCHASE AGREEMENT 4.1%
   (Cost $4,780,000)
State Street Bank & Trust 3.85%, dated 6/29/2001, maturing 7/2/2001, collateralized by $4,615,000 US Treasury Notes 6%, 8/15/2009, with a fair
  market value of $4,926,513              4,780,000     4,780,000
                                                     ------------
TOTAL INVESTMENTS 98.9%
   (Cost $113,226,315)........                        114,264,237
OTHER ASSETS LESS
   LIABILITIES 1.1%...........                          1,224,939
                                                     ------------
NET ASSETS 100.0%.............                       $115,489,176
                                                     ============
-----------
* Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001

ASSETS:
Investments, at value:
   Long-term holdings (Cost $108,446,315) ........................       $109,484,237
   Repurchase agreement (Cost $4,780,000) ........................          4,780,000       $114,264,237
                                                                         ------------
Cash                                                                                              24,953
Receivable for securities sold                                                                 2,000,732
Interest receivable..................................................................          1,254,152
Receivable for shares of Beneficial Interest sold....................................            536,491
Expenses prepaid to shareholder service agent                                                     21,989
Other................................................................................             34,541
                                                                                            ------------
Total Assets.........................................................................        118,137,095
                                                                                            ------------
LIABILITIES:
Payable for shares of Beneficial Interest repurchased................................          2,242,745
Dividends payable....................................................................            171,961
Management fees payable..............................................................             82,752
Accrued expenses and other...........................................................            150,461
                                                                                            ------------
Total Liabilities ...................................................................          2,647,919
                                                                                            ------------
Net Assets ..........................................................................       $115,489,176
                                                                                            ============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 16,829,646 shares outstanding):
   Class A...........................................................................       $      8,753
   Class B...........................................................................              4,448
   Class C...........................................................................              1,260
   Class D...........................................................................              2,369
Additional paid-in capital                                                                   127,246,460
Dividends in excess of net investment income.........................................           (651,826)
Accumulated net realized loss                                                                (12,160,210)
Net unrealized appreciation of investments                                                     1,037,922
                                                                                            ------------
Net Assets...........................................................................       $115,489,176
                                                                                            ============
NET ASSET VALUE PER SHARE:
Class A ($60,030,826 / 8,752,986 shares).............................................              $6.86
                                                                                                   =====
Class B ($30,563,718 / 4,448,312 shares).............................................              $6.87
                                                                                                   =====
Class C ($8,644,630 / 1,259,885 shares)..............................................              $6.86
                                                                                                   =====
Class D ($16,250,002 / 2,368,463 shares).............................................              $6.86
                                                                                                   =====

--------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Interest ................................................................         $3,425,511

EXPENSES:
Distribution and service fees ..........................      $   336,657
Management fee .........................................          289,745
Shareholder account services ...........................          162,702
Custody and related services ...........................           11,096
Shareholder reports and communications .................            9,037
Registration ...........................................            7,657
Auditing and legal fees ................................            4,979
Trustees' fees and expenses ............................            4,150
Miscellaneous ..........................................            2,378
                                                              -----------
Total Expenses ..........................................................            828,401
                                                                                  ----------
Net Investment Income ...................................................          2,597,110

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments .......................          276,914
Net change in unrealized appreciation of investments ...       (1,242,356)
                                                              -----------
Net Loss on Investments .................................................           (965,442)
                                                                                  ----------
Increase in Net Assets from Operations ..................................         $1,631,668
                                                                                  ==========

--------------
See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                       SIX MONTHS ENDED        YEAR ENDED
                                                                         JUNE 30, 2001      DECEMBER 31, 2001
                                                                       ----------------     -----------------
Net investment income ...........................................        $   2,597,110        $   4,624,420
Net realized gain (loss) on investments .........................              276,914           (1,444,530)
Net change in unrealized appreciation/depreciation of investments           (1,242,356)           6,851,121
                                                                         -------------        -------------
Increase in Net Assets from Operations ..........................            1,631,668           10,031,011
                                                                         -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ......................................................           (1,679,330)          (2,943,010)
   Class B ......................................................             (664,911)            (966,656)
   Class C ......................................................             (157,786)            (106,802)
   Class D ......................................................             (351,626)            (607,952)
                                                                         -------------        -------------
Decrease in Net Assets from Distributions .......................           (2,853,653)          (4,624,420)
                                                                         -------------        -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares ...............................           87,989,364           51,231,302
Investment of dividends .........................................            1,972,519            2,583,774
Exchanged from associated Funds .................................          129,304,476          234,565,771
                                                                         -------------        -------------
Total ...........................................................          219,266,359          288,380,847
                                                                         -------------        -------------
Cost of shares repurchased ......................................          (29,063,092)         (35,087,202)
Exchanged into associated Funds .................................         (186,390,393)        (256,635,258)
                                                                         -------------        -------------
Total ...........................................................         (215,453,485)        (291,722,460)
                                                                         -------------        -------------
Increase (Decrease) in Net Assets from Transactions
   in Shares of Beneficial Interest .............................            3,812,874           (3,341,613)
                                                                         -------------        -------------
Increase in Net Assets ..........................................            2,590,889            2,064,978

NET ASSETS:
Beginning of Period .............................................          112,898,287          110,833,309
                                                                         -------------        -------------
End of Period (including dividends in excess of net investment income
   of $651,826 and $-0-, respectively) ..........................        $ 115,489,176        $ 112,898,287
                                                                         =============        =============

-------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman U.S. Government Securities Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of portfolio securities for financial reporting purposes.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. &
    W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

NOTES TO FINANCIAL STATEMENTS

f. Distributions to Shareholders-- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2001, amounted to $31,121,304 and $23,078,332, respectively.

    At June 30, 2001, the cost of investments for federal income tax purposes was $113,786,914, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,207,735 and $730,412, respectively.

4. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $3,093 from sales of Class A shares. Commissions of $29,023 and $35,386 were paid to dealers from sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2001, fees incurred under the Plan aggregated $80,665 or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; how ever, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $144,786, $34,767, and $76,439, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C

NOTES TO FINANCIAL STATEMENTS

shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $96,565.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2001, amounted to $1,928.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of Beneficial Interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions of $3,915 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $6,304 pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $162,702 for shareholder account services.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $28,393 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2001, the Fund did not borrow from the credit facility.

6. Capital Loss Carryforward -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $12,283,334, which is available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. Change in Accounting Principle -- As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities for financial statement purposes. Prior to January 1, 2001, the Fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $395,283 reduction in cost of securities and a corresponding $395,283 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $189,412; increase net change in unrealized appreciation by $165,316; and increase net realized gain on investments by $24,096. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTES TO FINANCIAL STATEMENTS

8. Transactions in Shares of Beneficial Interest -- The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

                                                  CLASS A
                                ----------------------------------------------
                                  SIX MONTHS ENDED          YEAR ENDED
                                    JUNE 30, 2001        DECEMBER 31, 2000
                                --------------------     ---------------------
                                 SHARES      AMOUNT       SHARES       AMOUNT
                                --------    --------     --------     --------
Net proceeds from
  sales of shares.......     11,763,337  $  81,489,693    6,919,904  $  45,955,886

Investment of dividends.        170,343      1,178,668      286,426      1,888,797
Exchanged from associated
  Funds.................     14,848,792    103,025,446   28,375,259    187,488,004
                            -----------  -------------  -----------  -------------
Total...................     26,782,472    185,693,807   35,581,589    235,332,687
                            -----------  -------------  -----------  -------------
Cost of shares
  repurchased...........     (3,156,742)   (21,905,409)  (3,589,359)   (23,362,093)
Exchanged into associated
  Funds.................    (23,988,215)  (166,151,787) (32,818,360)  (216,795,885)
                            -----------  -------------  -----------  -------------
Total...................    (27,144,957)  (188,057,196) (36,407,719)  (240,157,978)
                            -----------  -------------  -----------  -------------
Increase (Decrease).....       (362,485) $  (2,363,389)    (826,130) $  (4,825,291)
                            ===========  =============  ===========  =============
                                                 CLASS B
                                ----------------------------------------------
                                  SIX MONTHS ENDED          YEAR ENDED
                                    JUNE 30, 2001        DECEMBER 31, 2000
                                --------------------     ---------------------
                                 SHARES      AMOUNT       SHARES       AMOUNT
                                --------    --------     --------     --------
Net proceeds from
  sales of shares.......        199,165  $   1,386,373      211,071  $   1,405,534

Investment of dividends.         59,428        412,106       44,101        291,829
Exchanged from associated
  Funds.................      1,674,065     11,651,954    3,399,548     22,840,930
                            -----------  -------------  -----------  -------------
Total...................      1,932,658     13,450,433    3,654,720     24,538,293
                            -----------  -------------  -----------  -------------
Cost of shares
  repurchased...........       (495,114)    (3,437,970)    (704,403)    (4,636,211)
Exchanged into associated
  Funds.................     (1,330,423)    (9,218,143)  (2,544,198)   (16,707,114)
                            -----------  -------------  -----------  -------------
Total...................     (1,825,537)   (12,656,113)  (3,248,601)   (21,343,325)
                            -----------  -------------  -----------  -------------
Increase (Decrease).....        107,121  $     794,320      406,119  $   3,194,968
                            ===========  =============  ===========  =============
                                                  CLASS C
                                ----------------------------------------------
                                  SIX MONTHS ENDED          YEAR ENDED
                                    JUNE 30, 2001        DECEMBER 31, 2000
                                --------------------     ---------------------
                                 SHARES      AMOUNT       SHARES       AMOUNT
                                --------    --------     --------     --------
Net proceeds from sales
  of shares..............       645,342  $   4,488,816      416,870  $   2,774,769
Investment of dividends..        16,359        113,353       11,366         75,646
Exchanged from associated
  Funds..................       965,837      6,725,794    1,059,761      7,105,841
                            -----------  -------------  -----------  -------------
Total....................     1,627,538     11,327,963    1,487,997      9,956,256
                            -----------  -------------  -----------  -------------
Cost of shares repurchased     (252,894)    (1,747,395)     (54,713)      (360,144)
Exchanged into associated
  Funds..................      (795,547)    (5,495,446)  (1,190,473)    (7,910,736)
                            -----------  -------------  -----------  -------------
Total....................    (1,048,441)    (7,242,841)  (1,245,186)    (8,270,880)
                            -----------  -------------  -----------  -------------
Increase (Decrease)......       579,097  $   4,085,122      242,811  $   1,685,376
                            ===========  =============  ===========  =============
                                                   CLASS D
                                ----------------------------------------------
                                  SIX MONTHS ENDED          YEAR ENDED
                                    JUNE 30, 2001        DECEMBER 31, 2000
                                --------------------     ---------------------
                                 SHARES      AMOUNT       SHARES       AMOUNT
                                --------    --------     --------     --------
Net proceeds from sales
  of shares..............        89,820  $     624,482      165,802  $   1,095,113
Investment of dividends..        38,708        268,392       49,542        327,502
Exchanged from associated
  Funds..................     1,134,494      7,901,282    2,582,798     17,130,996
                            -----------  -------------  -----------  -------------
Total....................     1,263,022      8,794,156    2,798,142     18,553,611
                            -----------  -------------  -----------  -------------
Cost of shares repurchased     (283,959)    (1,972,318)  (1,025,188)    (6,728,754)
Exchanged into associated
  Funds..................      (796,802)    (5,525,017)  (2,320,992)   (15,221,523)
                            -----------  -------------  -----------  -------------
Total....................    (1,080,761)    (7,497,335)  (3,346,180)   (21,950,277)
                            -----------  -------------  -----------  -------------
Increase (Decrease)......       182,261  $   1,296,821     (548,038) $  (3,396,666)
                            ===========  =============  ===========  =============

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                             CLASS A                                       CLASS B
                          ------------------------------------------------    -------------------------------------------
                           SIX MONTHS                                         SIX MONTHS                         1/1/97*
                              ENDED         YEAR ENDED DECEMBER 31,              ENDED   YEAR ENDED DECEMBER 31,    TO
                                       -----------------------------------               -----------------------
                           6/30/01++  2000   1999     1998     1997    1996   6/30/01++  2000     1999    1998  12/31/97
                           ---------  ----   ----     ----     ----    ----   ---------  ----     ----    ----  --------
PER SHARE DATA:
Net Asset Value,
  Beginning of Period......  $6.91   $6.50   $7.09    $6.88   $6.71   $7.15    $6.93     $6.51   $7.11   $6.89    $6.73
                             -----   -----   -----    -----   -----   -----    -----     -----   -----   -----    -----
Income from Investment
  Operations:
Net investment income++....   0.17    0.36    0.34     0.36    0.38    0.41     0.14      0.32    0.29    0.30     0.33
Net realized and unrealized
  gain (loss) on
  investments++............  (0.04)   0.41   (0.59)    0.21    0.17   (0.44)   (0.04)     0.42   (0.60)   0.22     0.16
                             -----   -----   -----    -----   -----   -----    -----     -----   -----   -----    -----
Total from Investment
  Operations...............   0.13    0.77   (0.25)    0.57    0.55   (0.03)    0.10      0.74   (0.31)   0.52     0.49
                             -----   -----   -----    -----   -----   -----    -----     -----   -----   -----    -----
Less Distributions:
Dividends from net
  investment income........  (0.18)  (0.36)  (0.34)   (0.36)  (0.38)  (0.41)   (0.16)    (0.32)  (0.29)  (0.30)   (0.33)
                             -----   -----   -----    -----   -----   -----    -----     -----   -----   -----    -----
Total Distributions .......  (0.18)  (0.36)  (0.34)   (0.36)  (0.38)  (0.41)   (0.16)    (0.32)  (0.29)  (0.30)   (0.33)
                             -----   -----   -----    -----   -----   -----    -----     -----   -----   -----    -----
Net Asset Value,
  End of Period............  $6.86   $6.91   $6.50    $7.09   $6.88   $6.71    $6.87     $6.93   $6.51   $7.11    $6.89
                             =====   =====   =====    =====   =====   =====    =====     =====   =====   =====    =====
TOTAL RETURN:                 1.93%  12.26%  (3.63)%   8.46%   8.53%  (0.29)%   1.41%    11.59%  (4.47)%  7.78%    7.32%

RATIOS/SUPPLEMENTAL
   DATA:
Net assets, end of period
  (000s omitted)........... $60,031 $62,982  $64,575 $55,503 $45,426 $46,889  $30,564   $30,064 $25,611 $27,924   $3,219
Ratio of expenses to
  average net assets.......   1.10%+  1.21%    1.25%   1.05%   1.23%   1.14%    1.85%+    1.96%   2.00%   1.83%    2.01%
Ratio of net investment
   income to average
   net assets++............   4.81%+  5.49%    4.99%   5.11%   5.68%   6.05%    4.06%+    4.74%   4.24%   4.33%    4.90%
Portfolio turnover rate ...  21.58%  37.42%   51.59%  99.43% 193.90% 175.25%   21.58%    37.42%  51.59%  99.43%  193.90%

--------------
See footnotes on page 15.

FINANCIAL HIGHLIGHTS

                                         CLASS C                                        CLASS D
                               -----------------------------   -------------------------------------------------------
                               SIX MONTHS   YEAR    5/27/99*   SIX MONTHS             YEAR ENDED DECEMBER 31,
                                 ENDED     ENDED      TO          ENDED     ------------------------------------------
                                6/30/01++ 12/31/00  12/31/99    6/30/01++   2000      1999     1998      1997     1996
                               ---------- --------  --------   ----------   ----      ----     ----      ----     ----
PER SHARE DATA:
Net Asset Value,
Beginning of Period...........   $6.92     $6.51     $6.78       $6.92     $6.51     $7.11    $6.89     $6.73    $7.16
                                 -----     -----     -----       -----     -----     -----    -----     -----    -----
Income from Investment
  Operations:
Net investment income++.......    0.14      0.32      0.17        0.14      0.32      0.29     0.30      0.33     0.36
Net realized and unrealized
  gain (loss) on
  investments++...............   (0.04)     0.41     (0.27)      (0.04)     0.41     (0.60)    0.22      0.16    (0.43)
                                 -----     -----     -----       -----     -----     -----    -----     -----    -----
Total from Investment
  Operations..................    0.10      0.73     (0.10)       0.10      0.73     (0.31)    0.52      0.49    (0.07)
                                 -----     -----     -----       -----     -----     -----    -----     -----    -----
Less Distributions:
Dividends from net
  investment income...........   (0.16)    (0.32)    (0.17)      (0.16)    (0.32)    (0.29)   (0.30)    (0.33)   (0.36)
                                 -----     -----     -----       -----     -----     -----    -----     -----    -----
Total Distributions ..........   (0.16)    (0.32)    (0.17)      (0.16)    (0.32)    (0.29)   (0.30)    (0.33)   (0.36)
                                 -----     -----     -----       -----     -----     -----    -----     -----    -----
Net Asset Value,
  End of Period...............   $6.86     $6.92     $6.51       $6.86     $6.92     $6.51    $7.11     $6.89    $6.73
                                 =====     =====     =====       =====     =====     =====    =====     =====    =====
TOTAL RETURN:                     1.41%    11.43%    (1.59)%      1.41%    11.43%    (4.47)%   7.78%     7.53%   (0.92)%

RATIOS/SUPPLEMENTAL
   DATA:
Net assets, end of period
  (000s omitted)..............   $8,645    $4,714    $2,851     $16,250   $15,138  $17,797   $26,614   $12,350    $9,283
Ratio of expenses to
  average net assets..........    1.85%+    1.96%     2.03%+      1.85%+    1.96%    2.00%     1.83%     2.01%     1.92%
Ratio of net investment
   income to average
   net assets++...............    4.06%+    4.74%     4.37%+      4.06%+    4.74%    4.24%     4.33%     4.90%     5.27%
Portfolio turnover rate ......   21.58%    37.42%    51.59%**    21.58%    37.42%   51.59%    99.43%   193.90%   175.25%

---------------
 * Commencement of offering of shares. ** For the year ended December 31, 1999. + Annualized.
++ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain (loss) on investments by $0.01 for each class and decrease the ratios of net investment income to average net assets from 5.14% to 4.81% for Class A, and from 4.39% to 4.06% for Classes B, C, and D. The per share data and ratios for periods prior to January 1, 2001, have not been restated.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders,
Seligman U.S. Government Securities Series of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman U.S. Government Securities Series, as of June 30, 2001, and the related statements of operations for the six months then ended and the changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of June 30, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 17, 2001

TRUSTEES

John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 3, 4 Director, Kimberly-Clark Corporation Director, Baptist Medical Center Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

Leroy C. Richie 2, 4
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Director, KeySpan Corporation
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Fred E. Brown
Director Emeritus

------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Gary S. Zeltzer
Vice President

Frank J. Nasta
Secretary

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated Telephone
                   Access Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------
Adapted from the Investment Company Institute's 2001 Mutual Fund Fact Book.

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TXUSG3 6/01



                                                                        SELIGMAN
                                                             -------------------
                                                                 U.S. Government
                                                               Securities Series


                                                            Mid-Year Report
                                                             June 30, 2001


                         Seeking High Current Income by
                      Investing in US Government Securities